SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

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    14a-6(e)(2))
| | Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material under Rule 14a-12

                               ANTS SOFTWARE INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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          statement number, or the form or schedule and the date of its filing.

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

              801 Mahler Rd., Suite G. Burlingame, CA 94010 (650) 692-0219
    [LOGO]    www.antssoftware.com
     ANTS=======================================================================
software inc.

                                                                  March __, 2003

To the Shareholders of ANTs software inc.:

     You are cordially invited to the 2003 Annual Meeting of Shareholders, which will be held on Tuesday, May 6, 2003, at 2:00 p.m. at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, (650) 342-9200.

     At our meeting, you will be asked to consider and vote upon the following proposals: (i) to elect two Class 3 directors, (ii) to approve an amendment to our Amended and Restated Certificate of Incorporation to authorize 50,000,000 shares of undesignated Preferred Stock, with a par value of $0.0001 per share,
(iii) to approve an amendment to our 2000 Stock Option Plan to increase the shares reserved under the plan by an additional 1,500,000 shares of Common Stock, and (iv) to ratify the appointment of Burr, Pilger & Mayer, LLP as our independent accountants for the fiscal year ending December 31, 2003.

     Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

     In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card. Please provide your full name and a phone number where you can be contacted on the card. Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees. First priority will be given to those individuals that have RSVPed in advance of the meeting.

     Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return your proxy. Your vote is very important to us and we encourage you to read the proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. You may also vote by telephone or via the Internet; specific instructions on how to vote using these methods are included on the proxy card.

     I look forward to seeing you at the Annual Meeting.

                                               Sincerely


                                               /s/ Francis K. Ruotolo

                                               Francis K. Ruotolo
                                               Chairman of the Board, President,
                                               and Chief Executive Officer

                               ANTs software inc.
                             801 Mahler Rd, Suite G
                              Burlingame, CA 94010

Notice of Annual Meeting of Shareholders
Of ANTs software inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ANTs software inc., a Delaware corporation (the "Company") will be held at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, (650) 342-9200, on May 6, 2003, at 2:00 p.m., local time to transact the following business:

     1. Elect two Class 3 directors of the Company. Francis K. Ruotolo and John R. Gaulding have been nominated to serve until the 2006 Annual Meeting, and until their successors have been elected and qualified.

     2. Approve an amendment to our Amended and Restated Certificate of Incorporation to authorize 50,000,000 shares of undesignated Preferred Stock, with a par value of $0.0001 per share.

     3. Approve an amendment to our 2000 Stock Option Plan to increase the shares reserved under the plan by an additional 1,500,000 shares of Common Stock.

     4. Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the calendar year ending December 31, 2003; and

     5. Consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     All of these matters to be voted upon are more fully presented and discussed in the Proxy Statement delivered with this notice. Your Board of directors recommends that you vote in favor of the 4 proposals outlined in this Proxy Statement.

     Your Board of directors has fixed the close of business on March 14, 2003 as the record date for determining those shareholders who are entitled to receive notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the meeting and, for a ten-day period preceding the meeting, at the offices of the Company during ordinary business hours. The stock transfer books will not be closed between the record date and the date of the meeting.

     Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please read the attached Proxy Statement carefully, complete, date and sign the enclosed proxy card as promptly as possible and return it in the enclosed envelope. You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                                              By Order of the Board of Directors


                                              /s/ Kenneth Ruotolo

                                              Kenneth Ruotolo, Secretary

Burlingame, California
March ___, 2003

                               ANTs software inc.

                             -----------------------

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                                   May 6, 2003

     This Proxy Statement is being mailed to shareholders on or around April 4, 2003, in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 6, 2003, at 2:00 p.m. local time at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, (650) 342-9200, (the "Annual Meeting").

                            ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

     At the Annual Meeting, you will be asked to:

          1.   Elect two Class 3 directors;

          2. Approve an amendment to our Amended and Restated Certificate of Incorporation to authorize 50,000,000 shares of undesignated Preferred Stock, with a par value of $0.0001 per share;

          3. Approve an amendment to our 2000 Stock Option Plan to increase the shares reserved under the plan by an additional 1,500,000 shares of Common Stock.

          4. Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2003; and

          5. Act upon such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     What is the Proxy for, who can vote and how do I vote?

     This proxy statement informs the shareholders of the Company about items that will be voted upon at the Annual Meeting. The Statement also solicits proxies (a formal way of voting through legal representation) from those shareholders who are unable to attend the Annual Meeting. The proxy statement was prepared by the management of the Company for its Board of Directors. The Company is paying the cost of preparation of this Statement and for its mailing to and return of executed proxies from Shareholders.

     The proxy is for voting shares in connection with the Annual Meeting and at any adjournment or postponement of that meeting. The Annual Meeting will be held on May 6, 2003, at 2:00 p.m., local time, at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010.

     You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on March 14, 2003. On March 14, 2003, there were outstanding 23,280,038 shares of Common Stock. The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

     A list of Shareholders entitled to vote at the Annual Meeting will be available at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, on the date of the Annual

Meeting. This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 801 Mahler Road, Suite G, Burlingame, California during normal business hours.

Can I attend the Annual Meeting?

     Yes. If you plan to attend the Annual Meeting, we look forward to seeing you there. We do ask, however, that you let us know that you plan to attend by checking the appropriate box on your proxy card. If you are unable to attend the Annual Meeting you may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting and FOR the nominees for Class 3 directors presented by the Board. You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's address referenced above. You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

How will votes be counted?

     The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Even though broker non-votes will be counted as present to determine if a quorum exists, they will not be counted as present and entitled to vote on any non-routine proposal.

     The two director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 3 directors of the Company. Approval of Proposal No. 2 requires the affirmative vote of the holders of the majority of the outstanding shares entitled to vote. The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon. Abstentions will be treated as votes cast against the particular matter being voted upon.

In what ways can I vote?

     You have several options available to vote your shares without attending the Annual Meeting. You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet. Please refer to enclosed proxy card for further instructions.

     You can vote by telephone using the telephone number shown on your proxy card. The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker. Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

     You can vote on the Internet at the web address shown on the enclosed proxy card. The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly received. If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker. Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

     If you elect to vote using the Internet you may incur telecommunications and Internet access charges for which you are responsible.

                       Proposal 1 - ELECTION OF DIRECTORS

     Our Board of Directors currently has five directors divided into three classes. Members of each class serve for a three-year term, with one class of directors being elected each year. The nominees are directors currently designated as Class 3 Directors, whose terms expire at the 2003 Annual Meeting, and upon their respective successors being elected and qualified to serve. The enclosed proxy cannot be voted for a greater number of persons than two.

     The Board proposes the election of Francis K. Ruotolo and John R. Gaulding as Class 3 Directors for a term of three years, expiring at the 2006 Annual Meeting, and until their successors are elected and qualified to serve. The nominees have indicated to the Company that they will serve if elected.

     Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

                         Nominees for Class 3 Directors

     Class 3 directors generally serve a term of 3 years and until their successors are elected and qualified. It is anticipated that the Class 3 directors will serve until the annual meeting following the close of the 2005 fiscal year. The nominees for Class 3 directors are as follows:

Francis K. Ruotolo, Age 65

     Frank Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001. Prior to that time, he was a member of the Board of Advisors. Most recently, he was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy's California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA.

John R. Gaulding, Age 57

     John R. Gaulding joined the Company's Board of Directors in January 2001. Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and serves on the audit and compensation committees of TMP Worldwide, Inc. Most recently, he served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

A plurality of the votes cast is necessary for the election of a director.

The Board of Directors recommends a vote FOR the nominees listed above.

                     Class 1 Directors continuing in office

     The term of Class 1 directors expires at the annual meeting following the close of the 2003 fiscal year. The Class 1 directors and the Class 1 director positions are not up for re-election at this Annual Meeting.

Thomas Holt, Age 57

     Thomas Holt joined the Company's Board of Directors in November 2000. Mr. Holt is currently Vice

President and CIO for Lucent's Services organization. Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services ("INS") from May 1997 before its merger with Lucent. He has also acted as VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

Papken S. Der Torossian, Age 64

     Papken S. Der Torossian joined the Company's Board of Directors in March 2001. Mr. Der Torossian currently serves as Chairman of the Board of Directors and Chief Executive Officer for Silicon Valley Group, Inc. (SVGI) and is a Board member of Nanometrics, Inc. He joined SVGI in 1984 as President and became CEO in 1986. In 1991, Mr. Der Torossian was appointed SVGI's Chairman of the Board. Mr. Der Torossian joined the Board of Directors of Nanometrics, Inc. in July 2001. Mr. Der Torossian holds a B.S.M.E. degree from MIT and a M.S.M.E. degree from Stanford University.

                      Class 2 Director continuing in office

     The term of Class 2 director expires at the annual meeting following the close of the 2004 fiscal year. The Class 2 directors and the Class 2 director positions are not up for re-election at this Annual Meeting.

Homer G. Dunn, Age 62

     Homer G. Dunn joined the Company's Board of Directors in January 2001. Mr. Dunn has almost 35 years of business experience encompassing sales, marketing, product management, and consulting. At present, he is Chairman and Founder of Evant Inc., a leading provider of demand chain optimization technology, information and services solutions to manufacturers, wholesale distributors and retailers.

Board Committees

     The Board of Directors met 5 times during the fiscal year ended December 31, 2002 (the "Last Fiscal Year"). During the Last Fiscal Year, except for Clive
G. Whittenbury and John R. Gaulding, each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of which he was a member while he was a member. Dr. Clive G. Whittenbury resigned as a Director of the Company and a member of the Audit Committee on March 3, 2002.

     The Company has an Audit Committee, which consists of Thomas Holt and John
R. Gaulding. This committee, among other things, reviews the annual audit with the Company's independent accountants. In addition, the audit committee will make annual recommendation to the Board of Directors for the appointment of auditors for the following fiscal year. The Audit Committee held two meetings during the Last Fiscal Year. A copy of the Charter of the Audit Committee was attached to the Proxy Statement filed by the Company on March 22, 2001.

     The Company also has a Compensation Committee, which was formed in June 2001 and consists of Homer G. Dunn and John R. Gaulding. This committee, among other things, reviews the compensation policies applicable to our senior officers. The Compensation Committee held no meetings during the Last Fiscal Year.

     The Company does not have any committees of the Board of directors other than the Audit Committee and the Compensation Committee.

Compensation of Directors

     Directors who are employees of our Company do not receive any compensation for service on the Board. We do not currently pay any cash compensation to non-employee directors. We generally grant options or warrants to purchase up to 75,000 shares of Common Stock to our non-employee directors, subject to a two-year vesting schedule.

Indemnification Agreements

     We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible judgments and costs which may be brought against them in the course of their service. Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

             PROPOSAL 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION
                          TO AUTHORIZE PREFERRED STOCK

Overview

     Our Board of Directors is proposing to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to authorize a class of undesignated Preferred Stock consisting of 50,000,000 shares, with a par value of $0.0001 per share.

     In the event this Proposal is approved by our shareholders, we will present for filing the proposed amendment to our Certificate (the "Amendment"), in the form attached to this proxy statement as Annex A, with the Delaware Secretary of State in order to authorize a class of undesignated Preferred Stock. Once the Amendment is filed, the number of authorized shares will be increased from 100,000,000 to 150,000,000, with 100,000,000 shares designated as Common Stock, par value $0.0001 per share, and 50,000,000 shares designated as Preferred Stock, par value $0.0001 per share.

     In the event this Proposal is approved by our shareholders and the Amendment is filed with the Delaware Secretary of State, the Preferred Stock created by this amendment will be undesignated. It will not yet be divided into any series and the rights, preferences, privileges and restrictions will not yet be fixed. Our Board of Directors will have the authority to designate or determine the rights, preferences, privileges and restrictions granted to or enjoyed by series of Preferred Stock created by the Board and the authority to approve the issuance of the Preferred Stock from time to time in one or more series. Our Board will have the right to fix the rights, preferences, privileges, and restrictions granted to or imposed upon any series of Preferred Stock, without seeking further shareholder approval. For instance, each class of series of Preferred Stock created by our Board may have certain of the following rights, preferences and privileges, among others, as may be determined by our Board of Directors:

     1. Dividend Preferences. The holders of the Preferred Stock may be entitled to receive dividends in any amount in preference to payment of any dividend on Common Stock.

     2. Liquidation Preferences. In the event of any liquidation or winding up of the Company, the holders of Preferred Stock may be entitled to receive an amount of cash, stock or property, as determined by the Board, per share in preference to receipt of any dividend by the holders of the Common Stock.

     3. Conversion or Exchange Rights. The Preferred Stock may be convertible into, or exchangeable for, shares of Common Stock or other securities as determined by the Board, at any time, at the election of the holder.

     4. Antidilution Rights. The conversion ratio used for the conversion or exchange of Preferred Stock into shares of common stock or other securities may be adjusted in favor of the preferred holders in the event of a financing or other stock issuance at a per share price less than that paid by the preferred holders.

     5. Voting Rights. The holder of each share of Preferred Stock may have the right to vote their preferred shares and might have rights to a supermajority number of votes based on such preferred holdings.

     6. Protective Voting Rights. The consent of holders of a majority or supermajority of the shares of outstanding Preferred Stock may be required prior to the Company taking one of dozens of corporate actions including, without limitation, any action which (i) alters or changes the rights, preferences, or privileges of the Preferred Stock, (ii) increases the authorized number of shares of the Preferred Stock, (iii) creates any new class of shares having preference over the Preferred Stock, or (iv) constitutes a merger, consolidation, sale of substantially all of the assets, or other reorganization of the Company.

     7. Redemption Rights. The holders of Preferred Stock may have rights, either individually or collectively, to require the Company to repurchase or redeem their shares of Preferred Stock at some pre-determined date or upon the vote of holders of Preferred Stock. Such redemption or repurchase may be at prices that exceed the price paid for such shares, possibly including the right to have such shares be redeemed at a multiple of the price paid.

     Our Board of Directors has approved this Proposal and recommends the amendment to our Certificate to authorize a class of undesignated Preferred Stock consisting of 50,000,000 shares, with a par value of $0.0001 per share.

Reasons To Authorize Preferred Stock

     The Company is presently authorized to issue only Common Stock. The purpose of this Proposal is to give our Board of Directors the flexibility and authority to create classes or series of preferred stock and provide for the issuance of shares of Preferred Stock without delay and without the need for further action by the shareholders, except in connection with transactions for which Delaware law requires shareholder approval. The Preferred Stock would be available for issuance from time to time, without further shareholder approval, for any proper corporate purpose including but not limited to issuance in public or private transactions in connection with future financings, acquisitions, or stock distributions. The Company may therefore be able to take advantage of favorable opportunities or meet business needs as they arise.

Potential Effects of Authorizing Preferred Stock

     As a result of the authorization of the Preferred Stock, the number of authorized shares of the Company will be increased from 100,000,000 to 150,000,000 with 100,000,000 shares designated as Common Stock, par value $0.0001 per share, and 50,000,000 shares designated as Preferred Stock, par value $0.0001 per share.

     The amendment of the Certificate and authorization of shares of Preferred Stock will not have any immediate effect on the rights of existing shareholders. However, the Board of directors will have the authority to create classes and series of Preferred Stock and issue Preferred Stock without requiring future shareholder approval, except as may be required by applicable law. To the extent that shares of Preferred Stock are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. Additionally, the rights granted to such classes or series of Preferred Stock would give the holders thereof preferential rights in the event of payment of dividends, liquidation of the Company, distributions to shareholders, votes and voting rights, conversion or exchange for other securities, and in several other ways, as set forth above.

     The precise effect of the amendment of the Company's Certificate and the authorization of the Preferred Stock upon the rights of the Company's shareholders cannot be quantified until our Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of the Preferred Stock, including dividend rights, conversion rights, voting rights, redemption rights and liquidation preferences. Our Board of Directors will have broad discretion to set the terms of any shares of Preferred Stock that are issued. For example, the Preferred Stock may be entitled to a separate class vote to approve certain extraordinary transactions or might be given a disproportionately high number of votes. Moreover, the Preferred Stock may be convertible into a large number of shares of Common Stock or enjoy certain purchase rights, either of which could have a dilutive effect on the Common Stock.

     The shares of Preferred Stock that will be available for issuance in the event this Proposal is approved and the Amendment is filed may be used by us to oppose a hostile takeover attempt or delay or prevent changes in the persons controlling us or removal of our management. For example, without further stockholder approval, our Board of Directors may be able to strategically sell shares of our preferred stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors.

Vote Required and Procedure to Authorize Preferred Stock

     The affirmative vote of the holders of the majority of the outstanding stock entitled to vote is required to approve this Proposal. In the event the shareholders approve this Proposal, we will present for filing the Amendment with the Delaware Secretary of State. Following the filing of the Amendment, the number of authorized shares will be increased from 100,000,000 to 150,000,000, with 100,000,000 authorized shares of common stock, and 50,000,000 authorized shares of preferred stock. The number of shareholders and the number of shares of Common Stock outstanding will not change.

The Board of Directors recommends a vote FOR Proposal Number 2.

        PROPOSAL 3 - APPROVAL OF AMENDMENT TO THE 2000 STOCK OPTION PLAN

     On February 14, 2003, our Board of Directors approved, subject to shareholder approval at the Annual Meeting, an amendment to our 2000 Stock Option Plan (the "Plan") increasing the shares reserved under that Plan by an additional 1,500,000 shares of Common Stock. This amendment is being submitted for approval by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting.

     The Board believes that the proposed increase to the shares reserved under the Plan is necessary to assure that there will be a sufficient number of shares available to attract and retain the services of individuals we believe will be essential to our long-term success.

Background

     The Plan was originally adopted by our Board on April 10, 2000 and approved by the shareholders at the annual meeting held on September 12, 2000. An amendment to the Plan approved by the Board in March 2001 and approved by the stockholders in April 2001, increased the number of shares of Common Stock reserved under the Plan from 2,000,000 to 3,950,000 shares. The entire text of the Plan is attached to this Proxy Statement as Annex B.

Purpose

     The purpose of this Plan is to offer certain employees and consultants of the Company the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company. Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator of the Plan at the time of grant of an option and subject to the applicable provisions of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder. Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.

Administration

     The initial Administrator of our Plan is our Board of Directors. The Administrator generally has the authority, in its discretion to:

              (i)    determine the fair market value of the Common Stock:

              (ii) select the consultants and employees to whom Options may from time to time be granted;

              (iii)  determine whether and to what extent Options are granted;

              (iv) determine the number of shares to be covered by each such Option granted;

              (v)    approve the terms of agreements used under the Plan;

              (vi) determine the terms and conditions not inconsistent with the terms of the Plan, of each Option granted.

              (vii) determine whether and under what circumstances an Option may be settled in cash or shares of Common Stock owned by the optionee;

              (viii) reduce the exercise price of any Option to the then current fair market value; and

              (ix) construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

Eligibility

     Under the Plan, Incentive Stock Options may be granted only to employees. Nonstatutory Stock Options may be granted to employees and consultants. An employee or consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. "Consultant" under the Plan means any person other than an employee who is engaged to render consulting or advisory services and is compensated for such services, including a non-employee director.

Term

     The Plan became effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under its provisions. The term of each Option granted under the Plan shall be the term stated in the option agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall not exceed five (5) years from the date of grant thereof.

Option Exercise Price

     The per share exercise price for the shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but in the case of:

     (i) an Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant.

     (ii) an Incentive Stock Option granted to any employee other than an employee described in the preceding paragraph, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant.

     (iii) a Non-statutory Stock Option granted to any consultant or employee, the per share exercise price shall be no less than 85% of the fair market value per share on the date of grant.

Exercise of Options

     Any Option granted under the Plan shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, but in no event shall an Option or the Shares purchased thereunder vest at a rate of less than 20% per year. Under the Plan an Option may not be exercised for a fraction of a share.

Termination of Services

     Upon termination of an optionee's Continuous Status as an employee or consultant, other than upon the optionee's death or disability, the optionee may exercise his or her Option, but only within three (3) months following the optionee's termination, and only to the extent that the Option was vested at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). To the extent that the optionee is not vested in the Option at the date of termination, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. However, in the event of termination of an optionee's Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the optionee make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event his or her option shall terminate and cease to be exercisable immediately upon such termination of such Service Provider Status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

     In the event of termination of an optionee's Continuous Status as an employee or consultant as a result of his or her disability, the optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), exercise the Option to the extent the Option was vested on the date of such termination. To the extent the optionee is not entitled to exercise the Option on the date of termination, or if the optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the shares covered by the Option shall revert to the Plan.

     In the event of the death of an optionee while an employee or consultant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), by the optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option was vested at the date of death. To the extent that optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

Corporate Transaction

     In the event of a Corporate Transaction as defined below, each outstanding Option shall confer the right to purchase or receive, for each optioned share subject to the Option immediately prior to such Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received or receivable by holders of Common Stock in connection with such Corporate Transaction. In the event that the successor corporation refuses to confer such right, the optionee shall fully vest in the Option. If an Option becomes fully vested pursuant to the preceding sentence, the Administrator shall notify the optionee that the Option shall be fully vested for a period of time not less than fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

     A Corporate Transaction means (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation, (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company, or (iii) any reverse merger in which the Company remains the surviving entity following its acquisition by another enterprise.

Amendment of the Plan

     The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made without his or her consent.

Federal Tax Consequences

     Options granted under the Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options

     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition of the purchased shares will occur if the sale or disposition is made more than two years after the date the option for the shares was granted and more than one year after the date that the option was exercised for the particular shares involved in the sale or disposition. Unless both of those requirements are satisfied, a disqualifying disposition of the purchased shares will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options

     No taxable income is recognized by an optionee upon the grant of a non-statutory option. Unless the shares are subject to a substantial risk of forfeiture, the optionee will generally recognize ordinary income when the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price.

     If the shares acquired upon exercise of a non-statutory option are subject to a substantial risk of forfeiture the optionee will not recognize taxable income at the time the option is exercised. If, as in the Company's plan, the only substantial risk of forfeiture is the vesting provision, as the shares vest the optionee will have to report as ordinary income an amount equal to the excess of (a) the fair market value of the shares on the vesting date over (b) the exercise price paid for the shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise the difference between the fair market value of the purchased shares on the date of exercise, (determined as if the unvested shares were not subject to the Company's repurchase right) and the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares vest.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Shareholder Approval

     The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required for approval of the proposed 1,500,000 share increase to the Plan. If shareholder approval is not obtained, then any options granted which include any of the 1,500,000 share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on such increased number of shares. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan as in effect prior to the proposed 1,500,000 share increase.

The Board of Directors recommends a vote FOR Proposal Number 3.

         PROPOSAL 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Burr, Pilger & Mayer, LLP have been selected by the Board of Directors to serve as our independent accountants for the current fiscal year. We are now asking you to ratify the selection of Burr, Pilger & Mayer, LLP as the Company's independent accountants. In the event that holders of a majority of the outstanding shares fail to ratify the selection of Burr, Pilger & Mayer, LLP the Board of Directors will reconsider such selection, but may still select Burr, Pilger & Mayer, LLP as independent public accountants for the Company.

     Representatives of Burr, Pilger & Mayer, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Changes in Registrant's Certifying Accountant

     We incorporate by reference the Form 10-KSB filed with the SEC on March 22, 2001, disclosing our change of independent accountants from Farber & Hass, LLP to Burr, Pilger & Mayer, LLP.

Independent Auditor's Fees

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

     For the fiscal year ending December 31, 2001:                       $30,900
     Billed and expected billing for the fiscal year ending
     December 31, 2002:                                                  $30,900

Audit-Related Fees

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees" are as follows:

     For the fiscal year ending December 31, 2001:                       $13,442
     Billed and expected billing for the fiscal year ended
     December 31, 2002:                                                  $12,360

Tax Fees

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

     For the fiscal year ending December 31, 2001:                        $1,391
     For the fiscal year ending December 31, 2002:                        $4,352

All Other Fees

     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above under "Audit Fees", "Audit Related Fees" and "Tax Fees" are as follows:

     For the fiscal year ending December 31, 2001:                       $19,872
     Billed and expected billing for the fiscal year ending
     December 31, 2002:                                                   $8,480

     Our Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2002. 100% of "Audit-Related Fees", 100% of "Tax Fees" and 0% of "All Other Fees" were approved by our Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. Our Audit Committee has considered whether the provision of services rendered by our accountants are compatible with maintaining the accountant's independence.

The Board of Directors recommends a vote FOR Proposal Number 4.

                            MANAGEMENT AND DIRECTORS

     The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors.

Name                               Age      Position
Francis K. Ruotolo..................65      Chairman, President, and Chief Executive Officer
                                            Class 3 Director, term expires in 2003

Papken S. Der Torossian.............64      Class 1 Director, term expires in 2004

John R. Gaulding....................57      Class 3 Director, term expires in 2003

Homer G. Dunn.......................62      Class 2 Director, term expires in 2005

Thomas Holt.........................57      Class 1 Director, term expires in 2004

Kenneth Ruotolo.....................42      Chief  Financial  Officer, Executive Vice President, Finance and
                                            Operations, and Secretary

Clifford Hersh......................55      Managing Director and Chief Scientist

Jeffrey R. Spirn, Ph.D..............54      Vice President, Research and Development

Girish Mundada......................35      Vice President, Engineering

George Arabian......................51      Executive Vice President, Marketing and Business Development

Steven Messino......................51      Vice President, Sales

Kenneth Ruotolo, Age 42
Chief Financial Officer, Executive Vice President, Finance and Operations, and Secretary

     Mr. Ruotolo joined the Company in June of 2001. Before joining the Company, Mr. Ruotolo was a founder and served as Vice President of Finance and Operations for eStar, Inc. a content developer and syndicator. Prior to eStar, Mr. Ruotolo was a partner for twelve years with era2, an interactive design and internet consulting agency. Mr. Ruotolo holds a B.A. degree in Economics from the University of California at Davis and an M.B.A. from Northeastern University.

Clifford Hersh, Age 55
Managing Director and Chief Scientist

     Mr. Hersh joined the Company in March 1997. Previously, he was a founder and Chief Executive Officer of Move Resources, Inc. He was also Vice President of Engineering for Array Technologies, Inc. and Director of Advanced Development at Genigraphics Corporation. Mr. Hersh received a bachelor degree in mathematics from the University of California at Berkeley, and a Master of Science degree in engineering from the Federal Institute of Technology, Zurich, Switzerland.

Jeffrey R. Spirn, Ph.D., Age 54
Vice President, Research and Development

     Dr. Spirn joined ANTs software inc. March 2000, and became Director of Engineering in February 2001 and was promoted Vice President of Research and Development in September 2001. Before joining ANTs, Dr. Spirn was a software architect at Oracle, where he worked on application server, naming, and multithreading issues. Prior to that, he worked for Sun Microsystems and in the HP and DEC research labs. Before his industrial career, Dr. Spirn was a Computer Science Professor at Brown and Penn State Universities, and held visiting positions at Bell Laboratories and the University of Hawaii. During this period, he published one book and many technical articles on network and operating system design and performance modeling. Dr. Spirn holds a Ph.D. in Electrical Engineering/Computer Science from Princeton University, and a B.S. in Electrical Engineering from M.I.T.

Girish Mundada, Age 35
Vice President, Engineering

     Mr. Mundada joined the Company in September 2001. Prior to joining ANTs, he was a Senior Vice President and General Manager at NetSol International. He has also held positions at Informix Corporation, including those in development, management and senior management. Mr. Mundada completed a bachelor degree in Computer Science from the University of Pune, India, and obtained an MBA from the University of California at Berkeley.

George Arabian, Age 51
Executive Vice President, Marketing and Business Development

     George R. Arabian joined the Company as a consultant in May 2001. Mr. Arabian's expertise extends across the business planning, marketing and business development functions; having participated in three IPO's through his career. Mr. Arabian is a founding partner in a valuation accelerator, whodoweknow.com, a company founded specifically to help technology-based start-ups accelerate their time to market. He is also co-founder of KidsSportsNetwork, the first and only kid empowered sports entertainment network and esolo, an outsource provider of marketing solutions to the business market. Previously, Mr. Arabian was a Vice President of Business Development at NetObjects Inc., during which time he was responsible for the development and management of the strategic relationships for NetObjects, with partners ranging from IBM and Novell to such internet partners as Verio, Netscape, Excite and CNET. Prior to joining NetObjects, Mr. Arabian was the Director of Sales at America Online (AOL). Mr. Arabian's earlier positions include Vice President of Sales at Orchid Technology and Director of Worldwide Sales for Proxim, Inc.; both companies successfully completed IPOs during his tenure.

Steven Messino, Age 51
Vice President, Sales

     Steven Messino joined the Company as a consultant in January 2003. Steven Messino has more than 25 years of executive management experience in the creation of strategic partnerships, business planning and development, sales, strategic marketing and process implementation as well as customer service both domestic and international. His focus has been within the computer software industry and its internet and ecommerce derivatives. As a consultant, Mr. Messino has assisted over a dozen companies in an executive capacity with the design, development, financing and implementation of their business. He established a significant number of corporate strategic partnerships, which resulted in technology transfers, new product distribution channels, financings, and M&A. Mr. Messino built his career in sales, marketing and service at Sun Microsystems as a founding member of the SunSoft subsidiary, and at Digital Equipment marketing the #1 multi-function office system in the industry.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership by Beneficial Owners

     The following table sets forth, as of February 14, 2003, information regarding ownership of our common stock by any person or entity, known by us to be the beneficial owner of more than five percent of the outstanding shares of common stock. The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on February 14, 2003 which is 23,274,288 plus, for each person, any securities that person has the right to acquire within 60 days following February 14, 2003 pursuant to options or warrants.

                                                  Amount and Nature
                                                    of  Beneficial    Percent of
     Name and Address of Beneficial Owner              Ownership        Class
     ------------------------------------         -----------------   ----------
Donald R. Hutton, 10995 Boas Road
Sidney, B. C. Canada V8L 5J1....................    3,502,500 (1)       15.05

Alison B. Hicks, 10995 Boas Road
Sidney, B. C. Canada V8L 5J1....................    3,502,500 (2)       15.05

Whistler Design, 94 Dowdeswell Street
Box N-75-71, Nassau.............................    2,502,500           10.75

----------
(1) Includes 600,000 shares of Common Stock owned by Mr. Hutton, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton, 400,000 shares of Common Stock in the name of Ms. Alison B. Hicks, Mr. Hutton's spouse; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine C. Hutton and for which Mr. Hutton has disclaimed any beneficial interest in or ownership of such shares.

(2) Includes 400,000 shares of Common Stock owned by Ms. Hicks, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Donald R. Hutton, Ms. Hicks' spouse, and 600,000 shares of Common Stock in the name of Mr. Hutton; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine C. Hutton and for which Mr. Hutton has disclaimed any beneficial interest in or ownership of such shares.

Security Ownership by Directors and Executive Officers

     The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of February 14, 2003, by each of our directors and executive officers. The table also shows the beneficial ownership of our stock by all directors and executive officers as a group. The table includes the number of shares subject to outstanding options and warrants to purchase shares of Common Stock. The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on February 14, 2003 which is 23,274,288 plus, for each person, any securities that person has the right to acquire within 60 days following February 14, 2003 pursuant to options or warrants.

                                                         Shares of
                                                         Common
                                                         Stock
                                                         Beneficially    Percent
       Name and Address of Beneficial Owner (1)          Owned          of Class
       ---------------------------------------           ------------   --------
Directors and Nominees for Director
   Francis K. Ruotolo ...............................    1,027,500(2)       4.23
   Thomas Holt ......................................       90,000(3)          *
   John R. Gaulding .................................       90,000(4)          *
   Homer G. Dunn ....................................       90,000(5)          *
   Papken S. Der Torossian ..........................       90,000(6)          *

Executive Officers
   Clifford Hersh ...................................      784,000(7)       3.26
   Jeffrey Spirn ....................................      190,000(8)          *
   Kenneth Ruotolo ..................................      320,000(9)       1.36
   8 directors and executive officers as a group ....       2,681,500      10.33

----------
* means less than 1%
(1) Unless otherwise indicated, the address of each director and officer is c/o ANTs software inc., 801 Mahler Road, Suite G, Burlingame, CA 94010.
(2) Includes a Warrant to purchase up to 25,000 shares of Common Stock, an Option to purchase up to 750,000 shares of Common Stock, an Option to purchase up to 155,000 shares of Common Stock, an Option to purchase up to 77,500 shares of Common Stock, and an Option to purchase up to 20,000 shares of Common Stock. Mr. Ruotolo can acquire 25,000 shares of Common Stock under his Warrant and 1,002,500 shares of Common Stock under his Options in the next 60 days.
(3) Includes an Option to purchase up to 50,000 shares of Common Stock, a second Option to purchase up to 25,000 shares of Common Stock, and a third Option to purchase up to 15,000 sharesof Common Stock. Mr. Holt can acquire 83,031 shares of Common Stock under his Options in the next 60 days. Mr. Holt may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares. The address of Mr. Holt is c/o Lucent Technologies, 600 Mountain Ave, Murray Hill, NJ 07059.

(4) Includes an Option to purchase up to 75,000 shares of Common Stock and a second Option to purchase up to 15,000 shares of Common Stock. Mr. Gaulding can acquire 83,121 shares of Common Stock under his Options in the next 60 days. Mr. Gaulding may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares. The address of Mr. Gaulding is 115 Margarita Drive, San Rafael, CA 94901.
(5) Includes an Option to purchase up to 75,000 shares of Common Stock and a second Option to purchase up to 15,000 shares of Common Stock. Mr. Dunn can acquire 83,121 shares of Common Stock from his Options in the next 60 days. Mr. Dunn may also purchase the remaining shares under his Option at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares. The address of Mr. Dunn is c/o Evant Inc., 235 Montgomery Street, San Francisco, CA 94104
(6) Includes an Option to purchase up to 75,000 shares of Common Stock and a second Option to purchase up to 15,000 shares of Common Stock. Mr. Der Torossian can acquire 83,121 shares of Common Stock under his Options in the next 60 days. Mr. Der Torossian may also purchase the remaining shares under his Option at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares. The address of Mr. Der Torossian is 21978 Via Regina, Saratoga, CA 95070.
(7) Includes two fully vested Warrants to purchase an aggregate of up to 500,000 shares of Common Stock, an Option to purchase up to 120,000 shares of Common Stock, a second Option to purchase up to 72,000 shares of Common Stock, a third Option to purchase up to 72,000 shares of Common Stock and a fourth Option to purchase up to 20,000 shares of Common Stock. Mr. Hersh may acquire 500,000 shares of Common Stock under his Warrants in the next 60 days. Mr. Hersh may acquire 260,639 shares of Common Stock under his Options in the next 60 days. Mr. Hersh may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares.
(8) Includes a Warrant to purchase up to 50,000 shares of Common Stock, an Option to purchase up to 10,000 shares of Common Stock, a second Option to purchase up to 40,000 shares of Common Stock, a third Option to purchase up to 10,000 shares of Common Stock, a fourth Option to purchase up to 10,000 shares of Common Stock, a fifth Option to purchase up to 50,000 shares of Common Stock, and a sixth Option to purchase up to 20,000 shares of Common Stock. Mr. Spirn may acquire 50,000 shares of Common Stock under his Warrant in the next 60 days. Mr. Spirn may acquire 94,984 shares of Common Stock under his Options in the next 60 days. Mr. Spirn may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares.
(9) Includes an Option to purchase up to 10,000 shares of Common Stock (of which 660 have been forfeited), a second Option to purchase up to 30,000 shares of Common Stock (of which 10,020 have been forfeited), a third Option to purchase up to 175,000 shares of Common Stock, a fourth Option to purchase up to 17,500 shares of Common Stock, a fifth Option to purchase up to 17,500 shares of Common Stock and sixth Option to purchase up to 60,680 shares of Common Stock and a seventh to purchase up to 20,000 shares of Common Stock. Mr. Ruotolo may acquire 213,140 shares of Common Stock under his Options within the next 60 days. Mr. Ruotolo may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to our right to repurchase unvested shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the best of our knowledge, all our officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2002.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     This Table sets forth the annual compensation for the three most recent completed fiscal years and the transition period from May 1, 2000 to December 31, 2000 (the "Transition Period") of the named officers who were serving as executive officers during the last completed fiscal year or at the end of the last completed fiscal year.

                                       Annual compensation                                  Long term compensation
                         --------------------------------------------   -------------------------------------------------------
                                                                                    Award                     Payouts
                                                                        -------------------------------------------------------
                                                                                         Securities
Name and principal                                       Other Annual   Restricted       underlying     LTIP      All other
position                   Year       Salary     Bonus   compensation   stock award(s)   options/SARs   payouts   compensation
-------------------------------------------------------------------------------------------------------------------------------
Francis K. Ruotolo         2002      $194,950     $0                                        20,000
Chief Executive Officer    2001      $362,473  $400,000                                    982,500
President and Chairman     2000(1)                --          --              --            25,000        --
of the Board               2000         --        --          --              --                          --           --

Clifford Hersh             2002      $128,683     $0                                        20,000
Managing Director          2001      $200,000   $10,000                                    144,000
and Chief Scientist        2000(1)   $133,333     --          --              --           120,000        --           --
                           2000      $200,000     --          --              --              --          --           --

Kenneth Ruotolo            2002      $118,389                                               80,680
Secretary, Chief           2001      $106,666                                              239,320                $61,600 (2)
Financial Officer and
Executive Vice             2000(1)      --        --          --              --              --          --           --
President of Finance and
Operations                 2000         --        --          --              --              --          --           --

Jeff Spirn                 2002      $104,883     $0                                        70,000
Vice President, Research   2001      $155,833   $2,186                                      60,000
and Development
                           2000(1)      --        --          --              --            60,000        --           --

                           2000         --        --          --              --              --          --           --

(1) Represents the Transition Period from May 1, 2000 to December 31, 2000.

(2) Represents compensation for consulting services rendered by Mr. Kenneth Ruotolo before he became an employee of the Company.

Option/SAR grants in the Last Fiscal Year

     The following table sets forth certain information concerning grants of options and warrants to purchase shares of Common Stock of the Company made during the last completed fiscal year to the executive officers named in the Summary Compensation Table.

                       Number of
                       securities       Percent of total
                       underlying    options/ SARs granted      Per share
                     options/ SARs      to employees in      exercise price
Name                    granted         fiscal year (1)            (2)        Expiration date
---------------------------------------------------------------------------------------------
Francis K. Ruotolo       20,000               3.92                $0.52           8/6/2012
Kenneth Ruotolo          60,680              11.91                $1.90          4/09/2012
Kenneth Ruotolo          20,000               3.92                $0.52          8/06/2012
Clifford Hersh (3)       20,000               3.92                $0.52          8/06/2012
Jeff Spirn               50,000               9.81                $1.90          4/09/2012
Jeff Spirn               20,000               3.92                $0.52          8/06/2012

(1) During the fiscal year ended December 31, 2002, the Company granted to its employees options covering 509,690 shares of Common Stock.
(2) The exercise price is equal to the closing sale price of the Common Stock of the Company traded on the Over the Counter Bulletin Board on the grant date.
(3) We agreed to extend the period during which Mr. Hersh could exercise his warrant to purchase 400,000 shares of common stock from March 17, 2002 to May 31, 2003. Such warrant has not been included in this table.

Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table sets forth information concerning the number and value of shares of common stock underlying the unexercised options and warrants held by the named officers as of December 31, 2002. The table also sets forth the value realized upon the exercise of stock options and warrants during the last fiscal year which is calculated based on the fair market value of our common stock on the date of exercise, as determined by the closing price of our common stock as traded on the Over-The-Counter Bulletin Board, less the exercise price paid for the shares. The value of unexercised in-the-money options and warrants represents the positive spread between the exercise price of the stock options and the fair market value of our common stock as of December 31, 2002, which was $0.80 per share.

                Aggregated Option/Warrant Exercises in 2002 and
                     Fiscal Year-End Option/Warrant Values

                             Shares
                            Acquired                       Number of Securities          Value of Unexercised
                               On                         Underlying Unexercised        In-the-Money Options at
                            Exercise        Value         Options at Year-End(#)            Year-End($)(2)
Name                           (#)     Realized($)(1)   Exercisable   Unexercisable   Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------
Francis K. Ruotolo .....          --     $      --       1,027,500          --         $   5,600         $  --
Kenneth Ruotolo ........          --            --         320,000          --             5,600            --
Clifford Hersh (3) .....     100,000       181,000         784,000          --           280,600            --
Jeff Spirn .............          --            --         190,000          --             5,600            --

(1) Calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of the shares on the date of exercise and the exercise price.
(2) Calculated by determining the difference between the fair market value of our common stock as of December 31, 2002 and the exercise price of the option.
(3) During the first quarter of 2002, Mr. Hersh exercised a warrant to purchase 100,000 shares of common stock for the aggregate amount of $25,000.

Separation Agreement

     On January 8, 2001, we entered into a Separation Agreement with Mr. Francis
K. Ruotolo pursuant to which we agreed to pay Mr. Ruotolo his salary for a period of six months following the termination of his employment in the event Mr. Ruotolo terminates his employment for Good Cause or in the event we terminate Mr. Ruotolo's employment without Cause. We also agreed to continue to pay Mr. Ruotolo his salary for a period of 24 months in the event of a Corporate Transaction (a merger or acquisition in which we are not the surviving entity, the sale of all or substantially all of our assets, or any reverse merger in which we remain the surviving entity) where the consideration received by us is less than five dollars ($5.00) per share on a full dilution and full conversion basis and where the successor company does not offer Mr. Ruotolo a position of similar title, office and responsibilities and equal salary, to the position held and salary received by Mr. Ruotolo with us immediately prior to such Corporate Transaction. Under this Agreement Good Cause is defined as (i) a decrease in Mr. Ruotolo's compensation of greater than twenty-five percent (25%) of his compensation (x) immediately prior to such decrease or (y) in the aggregate over a period not exceeding two years (not including any decrease in compensation that is applied to each of our executive officers equally), (ii) a material change in Mr. Ruotolo's corporate position, title or responsibilities, or (iii) the relocation of our principal offices more than 80 miles from their present location without Mr. Ruotolo's consent. Termination of Mr. Ruotolo's employment is deemed to be "for Cause" in the event that Mr. Ruotolo (i) violates any material provisions of the Letter Agreement by which he was employed, the Separation Agreement or our standard form of Proprietary Information and Inventions Agreement, (ii) is charged with or indicted for a felony, any criminal act other than minor traffic violations, or (iii) commits any act of willful misconduct, gross negligence, or dereliction of his duties under the Separation Agreement.

Certain Transactions

     On January 11, 2001, we entered into an agreement with Mr. Frederick D. Pettit, our former President and Chief Executive Officer, in connection with which we agreed to forgive $45,000 (one fifth) plus interest, of a note receivable by Mr. Pettit on August 4, 2001 and on each 1 year anniversary thereof, until the entire amount of principal and interest have been discharged, and we agreed to pay Mr. Pettit the sum of $300,000, payable $75,000 per year for four (4) years on August 4 of each year.

                          STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a chart showing a comparison of the four-year cumulative total return (assuming a $100 investment in the Company's common stock, the S&P 500 and a selected noted peer group) commencing November 10, 1998 and continuing through December 31, 2002.

                        COMPARE CUMULATIVE TOTAL RETURN
                           AMONG ANTS SOFTWARE INC.,
                        S&P 500 INDEX AND SIC CODE INDEX

[The following table was depicted as a line chart in the printed materials.]

                         11/10/98       4/30/99         4/30/00        12/31/00       12/31/01        12/31/02
                         --------       -------         -------        --------       --------        --------
ANTS SOFTWARE INC.        100.00         125.00          760.00         217.50         144.00          64.00
SIC CODE INDEX            100.00         127.05          315.98         178.91          96.75          62.98
S&P 500 INDEX             100.00         122.32          134.71         123.42         108.75          84.71

                     ASSUMES $100 INVESTED ON NOV. 10, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2002

                             AUDIT COMMITTEE REPORT

Background

     The Audit committee of the Board of Director's of ANTs fulfills a fiduciary role for the Board of Directors, as they represent the Shareholders, by providing a direct supervisory link to the independent auditors. The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions and take actions separate from the Board of Directors. In its role, the Audit Committee undertakes the following advisory or consultative tasks:

     o    recommend, to the Board, the independent audit firm to be employed
     o consult with the independent auditor on their plan of audit for the company
     o review, with the independent auditor, their report of audit and their letter
     o consult, with the independent auditor, on the adequacy of internal controls

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of their activities to the Board. The reporting process is the responsibility of Company Management: they prepare the Company's financial statements, while the independent auditors are responsible for auditing those financial statements.

     The committee membership must meet the requirements of the audit committee policy of the NASDAQ Exchange. Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member. Accordingly, officers or employees of the company do not serve on the committee.

     The audit committee is composed of two non-management members of the Board who are selected by the Board, based upon their prior experience in audit committee matters, their availability as required for review of these matters, and their individual independence and objectivity. At least one member must have had employment as a senior officer with financial oversight responsibilities.

Specific Required Items for the Present Report of the ANTs Audit Committee

     In support of the Proxy Statement, the audit committee provides this present report for the company's proxy statement. The following disclosure, as required, appears over the printed names of each member of the audit committee. Note that one of the members of the Audit Committee, Clive G. Whittenbury, resigned from the Board of Directors of ANTs on March 3, 2002 but the other members of the Audit Committee present at the 2003 meeting have signed the current disclosure.

     Responses to the following requirements follow each requirement as a bullet:

the audit committee must state whether

     (1) the committee has reviewed and discussed the audited financial statements with management;

     o    Yes, at the audit committee meeting of 03/14/03.

     (2) the committee has discussed with the independent auditors the matters required by SAS 61;

     o    Yes at the audit committee meeting of 05/15/02.

     (3) the committee has received from the independent accountants the letter required by the

Independence standard No.1

     o    Yes, the letter is filed at the ANTs Corporate office.

     (4) the committee recommends to the Board, based on the three items above, that the audited financials be included in this Form 10-KSB for filing with the Commission?

     o    Yes

     (5) an Audit Committee Charter governs the Company's audit committee

     o Yes: a copy of the Charter is included as an appendix to the proxy statement filed by the Company on March 22, 2001.

     (6) the Company has an audit committee and whether the members of their audit committee are "independent" as defined in the NASD's, AMEX's or NYSE's listing standards, and which definition was used

     o Yes, the Company has an Audit Committee that meets the strictest of the standards referred to above: all members of the Audit Committee are uncompensated members of the Board who are neither members of the management nor officers of the Company and are, in the view of the company's board of directors, free of any relationship that would interfere with the exercise of independent judgment by the members of Audit Committee.

Meetings

     The Audit Committee held two meetings during the fiscal year ended December 31, 2002, on March 22, 2002 and May 14, 2002.

     The Committee met with the Company's outside accountants at all meetings, and reviewed their findings, suggestions and plans for continuing audits. The Committee discussed strengthening controls as the Company grows into operations and out of research and development and the need for selecting and supporting strong financial management in support of anticipated growth. The Audit Committee believes that the Committee has an excellent and forthright working relationship with the Company's Audit Firm, Burr, Pilger & Mayer, LLP, and recommends to the Board of Directors that they are qualified candidates for appointment for the next year as they have performed well. The committee recognizes, however, that the Board must consider other factors that may determine the final choice of auditors for the next fiscal year.

Thomas Holt
John R. Gaulding

                              SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in our proxy statement and form of proxy for the fiscal year ending December 31, 2003 must be received by December 31, 2003.

                                 OTHER BUSINESS

     We know of no other matters to be submitted to Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

                                              By Order of the Board of Directors

                                              /s/ Kenneth Ruotolo
                                              --------------------------
                                              Kenneth Ruotolo, Secretary

March ___, 2003

--------------------------------------------------------------------------------

ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU

--------------------------------------------------------------------------------

                                     Annex A

                Amended and restated CERTIFICATE OF INCORPORATION
                                       OF
                               ANTS SOFTWARE Inc.

     The undersigned, Francis K. Ruotolo, hereby certifies that:

     ONE: He is the President and Chief Executive Officer of ANTs software inc., a Delaware corporation (the "Corporation"). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 6, 2000. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 16, 2000. The Corporation was originally incorporated in the State of Delaware under the name "ANTs software.com, Inc."

     TWO: Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of this Corporation is amended and restated to read in full as follows:

                                    ARTICLE I

     The name of the corporation is ANTs software inc.

                                   ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 615 South Dupont Highway, Dover, DE 19901, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

                                   ARTICLE III

     The purpose for which the Corporation is organized is to engage in any business, trade or activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

     (A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares, which the Corporation is authorized to issue, is One Hundred Fifty Million (150,000,000). One Hundred Million (100,000,000) shares shall be Common Stock, each share with a par value of $0.0001, and Fifty Million (50,000,000) shares shall be Preferred Stock, each share with a par value of $0.0001.

     (B) Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in series. The Board of Directors is hereby authorized to create, fix and alter the rights, preferences, privileges and restrictions granted to or imposed upon series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Designation or the corporation's Amended and Restated Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                    ARTICLE V

     (A) Limitation of Director Liability. To the fullest extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for any monetary damages for conduct as a director. Neither any amendment to or repeal of this Certificate or amendment to the Delaware General Corporations Law nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Certificate shall adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     (B) Indemnification. To the fullest extent not prohibited by law, the
Corporation: (i) shall indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was a director of the Corporation, and (ii) may indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was an officer, director, employee or agent of the Corporation, or a fiduciary (within the meaning of the Employee Retirement Income Security Act of 1974), with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent of, or as a fiduciary (as defined above) of an employee benefit plan of, another corporation, partnership, joint venture, trust or other enterprise. This Certificate shall not be deemed exclusive of any other provision for the indemnification of directors, officers, employees, or agents that may be included in any statute, bylaw, agreement, resolution of shareholders or directors or otherwise, both as to action in any official capacity and action in any other capacity while holding office, or while an employee or agent of the Corporation.

                                   ARTICLE VI

     In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE VII

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute and all rights conferred upon stockholders herein are granted subject to this reservation.

     THREE: This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     FOUR: This Amended and Restated Certificate of Incorporation was duly adopted by the vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     FIVE: This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Francis K. Ruotolo, its duly authorized officer, this ___ day of May, 2003, and the foregoing facts stated herein are true.

                                      By:  _____________________________________
                                           Francis K. Ruotolo,
                                           President and Chief Executive Officer

                                     Annex B

                               ANTS SOFTWARE INC.
                             2000 STOCK OPTION PLAN

      1. Purpose of the Plan. The purpose of this Stock Option Plan is to offer certain Employees and Consultants of the Company and its Affiliates the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company. Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.

      2. Definitions. As used herein, the following definitions shall apply.

            "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            "Affiliate" means any parent or subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Committee" means a committee appointed by the Board in accordance with Section 4 of the Plan.

            "Common Stock" means the common stock of the Company.

            "Company" means ANTs software inc.

            "Consultant" means any person other than an Employee who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services, including a non-Employee director.

            "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. For purposes of Incentive Stock Options, the term "Continuous Status as an Employee or Consultant" means that the employment relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate or (ii) transfers between locations of the Company and its Affiliates or between the Company and any Affiliate, or between Affiliates or
(iii) transfer between Employee and Consultant Status. If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed by statute or contract, on the 181st day after such leave commences any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. In the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

            "Corporate Transaction" means (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation, (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company, or (iii) any reverse merger in which the Company remains the surviving entity following its acquisition by another enterprise.

            "Disability" means total and permanent mental or physical disability as defined in Section 22(e)(3) of the Code.

            "Employee" means any person, including officers and directors, employed by the Company or any Affiliate. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid price, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            "Option" means a stock option granted pursuant to the Plan.

            "Optioned Shares" means the shares of Common Stock subject to an Option.

            "Optionee" means an Employee or Consultant who receives an Option.

            "Plan" means the ANTs software inc. 2000 Stock Option Plan.

            "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

            "Service Provider" means an Employee or Consultant.

            "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

      3. Stock Subject to the Plan. The maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,950,000, subject to adjustment in accordance with Section 11 below. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); unvested Shares repurchased by the Company at their original purchase price shall become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

            (b) Plan Procedure after the Date, if any, upon which the Company becomes Subject to the Exchange Act.

                  (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided for above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy applicable laws.

            (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of specific duties delegated by the Board to such Committee, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock:

                  (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of Shares to be covered by each such Option granted hereunder;

                  (v) to approve the terms of Agreements used under the Plan;

                  (vi) to determine the terms and conditions not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, the vesting schedule, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether and under what circumstances an Option may be settled in cash or Shares under Section 9(e) below;

                  (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stack covered by such Option has declined since the date the Option was granted; and

                  (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

            (d) Effect of Administrator's Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. Eligibility.

            (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

            (b) Each Option shall be designated in the written Option Agreement either as an Incentive Stock Option or as a Nonstatutory Stock Option.

            (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

      6. Term of the Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 below.

      7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall not exceed five years from the date of grant thereof.

      8. Option Exercise Price and Consideration.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but in the case of:

                  (i) an Option granted to an Employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                  (ii) an Incentive Stock Option granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) a Nonstatutory Stock Option granted to any Consultant or Employee, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (A) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment. In making its determination as to type the of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and shall be permissible under the terms of the Plan, but in no case shall an Option or the Shares purchased thereunder vest at a rate of less than 20% per year. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment or Consulting Relationship. Except as provided in Section 9(e) below, upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within three
(3) months following the Optionee's termination, and only to the extent that the Option was vested at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). To the extent that Optionee is not vested in the Option at the date of termination, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), exercise the Option to the extent the Option was vested on the date of such termination. To the extent the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

            (d) Death of Optionee. In the event of the death of an Optionee while an Employee or Consultant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option was vested at the date of death. To the extent that Optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Optionee make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event his or her option shall terminate and cease to be exercisable immediately upon such termination of such Service Provider Status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

            (f) Buyout Provision. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, or Corporate Transactions.

            (a) Changes in Capitalization. The number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the

Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed dissolution or liquidation. In such event, the Administrator, in its discretion, may provide for an Optionee to fully vest in his or her Option and may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to any or all such Shares. To the extent it has not been previously exercised, an Option will terminate immediately or the consummation of such proposed dissolution or liquidation.

            (c) Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option shall confer the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to such Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received or receivable by holders of Common Stock in connection with such Corporate Transaction. In the event that the successor corporation refuses to confer such right, the Optionee shall fully vest in the Option. If an Option becomes fully vested pursuant to the preceding sentence, the Administrator shall notify the Optionee that the Option shall be fully vested for a period of time not less than fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

            (d) Deferred Distributions. To the extent permitted by the Administrator, an Optionee may elect to defer distributions with respect to an Option that is terminating due to a Corporate Transaction. To do so, the Optionee must file a deferral election with the Administrator directing that his or her Shares (or cash or other property in lieu of Shares if the shares are unavailable due to such corporate Transaction) be distributed to the Optionee in installments over a period of time not to exceed ten (10) years, commencing within two (2) years following the closing of such Corporate Transaction. In the event of such election, then the successor to the Company shall make distributions in accordance with the Optionee's election. In the event that such election is made less than 1 year before the closing of such Corporate Transaction, a late election penalty may be imposed.

            (e) Parachute Payment Limitation. Except as may be otherwise provided in a Stock Option Agreement, the grant of a stock option shall be subject to certain so-called parachute payment limitations. Any tax determinations required under this section shall be made in writing by the Company's independent accountants, whose determination shall be conclusive and binding for all purposes on the Company and on any and all affected optionees. If an optionee's stock option grant is impacted, the Company shall provide such optionee with a detailed accounting of the underlying assumptions and calculations.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would materially impair the rights of any Optionee under any grant theretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with
Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment and Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and requirements of any stock exchange or national market system upon which the Common Stock is listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option so represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall have been obtained.

      16. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

      17. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

      18. Information to Optionees and Purchasers. The Company shall provide each Optionee, not less frequently than annually, copies of the Company's annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares.

ANTs software inc.
801 MAHLER ROAD
SUITE G
BURLINGAME, CA 94010

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to ANTs software inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                ANTSF1            KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================
ANTs software inc.

     The Board recommends a vote FOR Items 1, 2, 3 and 4.

                                                       For  Withhold  For All   To withhold authority to vote, mark "For All Except"
     1.   Election of Class 3 directors.               All     All     Except   and write the nominee's number on the line below.
          Nominees:
          01) Francis K. Ruotolo  02) John R. Gaulding [ ]     [ ]       [ ]    __________________________________________________

                                                                                                             For   Against   Abstain

     Vote On Proposals

     2.   Proposal to approve an amendment to the Company's Amended and Restated Certificate of             [ ]      [ ]       [ ]
          Incorporation to authorize 50,000,000 shares of undesignated Preferred Stock, with a par value of $0.0001 per share.

     3.   Proposal to approve an amendment to our 2000 Stock Option Plan to increase the shares reserved    [ ]      [ ]       [ ]
          under the plan by an additional 1,500,000 shares of Common Stock.

     4.   Proposal to ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for     [ ]      [ ]       [ ]
          the Company for the year ending December 31, 2003.

          If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner set forth herein. This proxy will be voted as the proxies deem advisable on such proper business as may come before the meeting of the shareholders or pursuant to consent to act or otherwise as provided by Delaware law.

          Please mark and sign exactly as your name appears on your Share Certificate. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shares are held by joint tenants or as community property, each person should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, this signature should be that of an authorized person who should state his or her title.

     For address changes and/or comments, please check       [ ]
     this box and write them on the back where indicated

Please indicate if you plan to attend this meeting           [ ]    [ ]
                                                             Yes     No

   -----------------------------------------                            -----------------------------------

   =========================================                            ===================================
   Signature [PLEASE SIGN WITHIN BOX]   Date                            Signature (Joint Owners)       Date

====================================================================================================================================

--------------------------------------------------------------------------------

================================================================================
                               ANTs software inc.
     PROXY                                                            PROXY

     The undersigned Shareholder of ANTs software inc., a Delaware corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March ___, 2003, and appoints Kenneth Ruotolo and Clifford Hersh, and each of them, attorney-in-fact and proxy of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software inc. to be held at the Crowne Plaza Hotel, 1177 Airport Blvd., Burlingame, California, on May 6, 2003, at 2:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the nominees to the Board of directors in the manner described in the Proxy Statement, and FOR proposals 2, 3, and 4. If this proxy is executed in any manner so as not to withhold authority to vote for the election of the nominees to the Board of directors, it shall be deemed to grant such authority.

     IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE USE INSTRUCTIONS ON REVERSE.

     ------------------------------------------------------------------------

     Address Changes/Comments:  _____________________________________________

     ________________________________________________________________________

     ------------------------------------------------------------------------

                (If you noted any address changes/comments above,
                 please mark corresponding box on other side.)

================================================================================